UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2013

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ANADIGICS, INC.

(Exact name of registrant as specified in its charter)

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DELAWARE (State or other jurisdiction of incorporation)	0-25662 (Commission File Number)	22-2582106 (IRS Employer Identification No.)

141 Mt. Bethel Road, Warren, New Jersey                                                                                                                                 07059

(Address of principal executive offices)                                                                                                                         (zip code)

Registrant’s telephone number, including area code: (908) 668-5000

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see Item 8.01.below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Events; Resignation of Audit Committee Member; Appointment of Audit Committee Member.

ANADIGICS, Inc. announced that the Board of Directors (the “Board”) accepted the resignation of Ronald Rosenzweig as a member of the Audit Committee of the Board, effective Friday, April 19, 2013, and appointed Harry T. Rein, a current member of the Board, as a member of the Audit Committee to replace Mr. Rosenzweig on that same date.  Mr. Rosenzweig will remain a member of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                       April 22, 2013

ANADIGICS, Inc.
By:  /s/ Bradley W. Yates
Name:  Bradley W. Yates
Title:    Secretary